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                                  Exhibit 99.2

 Series 1998-1 Monthly Certificateholders' Statement for the month of July 1998
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                                               Monthly Certificateholder's Statement
                                                Younkers Master Trust Series 1995-1
                                         Proffitt's Credit Card Master Trust Series 1998-1

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and
Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of May 6, 1998 (the "Supplement" and together with the Pooling and Servicing Agreement, the Agreement) each between Proffitt's Credit Corporation as Transferor, Proffitt's, Inc. as
Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. All references herein to Younkers Master
Trust Series 1995-1 and Proffitt's Credit Card Master Trust Series 1998-1 are used interchangeably. The information with respect to
Series 1998-1 is set forth below:

     Date of the Certificate                                                                     August 10, 1998
     Monthly Period ending:                                                                        July 31, 1998
     Determination Date                                                                          August 10, 1998
     Distribution Date                                                                           August 17, 1998
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                                          General
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
 201 Amortization Period                                                                                       No            201
 202 Early Amortization Period                                                                                 No            202
 203 Class A Investor Amount paid in full                                                                      No            203
 204 Class B Investor Amount paid in full                                                                      No            204
 205 Class C Investor Amount paid in full                                                                      No            205
 206 Proffitt's Inc. is the Servicer                                                                          Yes            206
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                                      Investor Amount
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                                                                                                           as of the end of
                                                                             as of the end of prior          the relevant
                                                                                 Monthly Period             Monthly Period
                                                                             ----------------------        ----------------
 207 Series 1998-1 Investor Amount                                                 $   91,500,000    207(a)  $   91,500,000   207(b)
 208    Class A Investor Amount                                                    $   67,000,000    208(a)  $   67,000,000   208(b)
 209    Class B Investor Amount                                                    $    8,000,000    209(a)  $    8,000,000   209(b)
 210    Class C Investor Amount                                                    $   16,500,000    210(a)  $   16,500,000   210(b)

 211 Series 1998-1 Adjusted Investor Amount                                        $   91,500,000    211(a)  $   91,500,000   211(b)
 212 Series 1998-1 Investor Amount                                                 $   91,500,000    212(a)  $   91,500,000   212(b)
 213       Principal Account Balance                                               $           -     213(a)  $           -    213(b)

 214    Class A Certificate Rate                                                                               6.43%          214
 215    Class B Certificate Rate                                                                               6.61%          215
 216    Class C Certificate Rate                                                                               0.00%          216
 217 Weighted average interest rate for Series 1998-1                                                          5.29%          217

                                                                                                           as of the end of
                                                                             as of the end of prior          the relevant
                                                                                 Monthly Period             Monthly Period
                                                                             ----------------------        ----------------
 218 Series 1998-1 Investor Percentage with respect to
     Finance Charge Receivables                                                    13.48%            218(a)     14.05%        218(b)
 219    Class A                                                                     9.87%            219(a)     10.29%        219(b)
 220    Class B                                                                    1.18%             220(a)     1.23%         220(b)
 221    Class C                                                                    2.43%             221(a)     2.53%         221(b)

 222 Series 1998-1 Investor Percentage with respect to Principal                   13.48%            222(a)     14.05%        222(b)
 223    Class A                                                                     9.87%            223(a)     10.29%        223(b)
 224    Class B                                                                    1.18%             224(a)     1.23%         224(b)
 225    Class C                                                                    2.43%             225(a)     2.53%         225(b)

 226 Series 1998-1 Investor Percentage with respect to Default Amounts             13.48%            226(a)     14.05%        226(b)
 227    Class A                                                                     9.87%            227(a)     10.29%        227(b)
 228    Class B                                                                    1.18%             228(a)     1.23%         228(b)
 229    Class C                                                                    2.43%             229(a)     2.53%         229(b)

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                           Series 1998-1 Investor Distributions
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
 230 The sum of the daily allocations of collections of Principal Receivables for the relevant Monthly Period  $          -     230
 231    Class A distribution of collections of Principal Receivables per $1,000 of original principal amount   $          -     231
 232    Class B distribution of collections of Principal Receivables per $1,000 of original principal amount   $          -     232
 233    Class C distribution of collections of Principal Receivables per $1,000 of original principal amount   $          -     233
 234    Class A distribution attributable to interest per $1,000 of original principal amount                  $         5.36   234
 235    Class B distribution attributable to interest per $1,000 of original principal amount                  $         5.51   235
 236    Class C distribution attributable to interest per $1,000 of original principal amount                  $          -     236
 237 Monthly Servicing Fee for the next succeeding Distribution Date per $1,000 of original principal amount   $         1.67   237

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                        Collections Allocated to Series 1998-1
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     Allocations of Finance Charge Collections
 238    Investor allocation of Finance Charge Collections during the Collection Period pursuant to
        Section 4.4                                                                                            $   1,802,313    238
 239    Investment earnings during Collection Period of Series Accounts to be treated
        as investor Finance Charge Collections:                                                                $          -     239
 240       (a) Collection Account                                                                              $          -     240
 241       (b) Reserve Account                                                                                 $          -     241
 242       (c) Principal Account                                                                               $          -     242
 243    Monthly Finance Charge Allocation prior to allocation of Shared Finance Charge
        Collections (line 238 + line 239)                                                                      $   1,802,313    243
 244    "Reserve Draw Amount" for the Distribution Date (pursuant to Section 4.9 (b))                          $          -     244
 245    "Reserve Account Surplus" for the Distribution Date (pursuant to Section 4.9(c))                       $          -     245
 246    Final Reserve Account disbursement (pursuant to Section 4.9 (d))                                       $          -     246

 247 Total allocations of Finance Charge Collections during the Relevant Monthly Period
     (sum of line 243, line 244, line 245 and line 246)                                                        $   1,802,313    247

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                      Application of Finance Charge Collections
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 248 Shared Finance Charge Collections allocated to Series 1998-1 to cover the Total Deficiency
     Amount pursuant to Section 4.6                                                                            $          -     248
 249 Class A Monthly Interest plus the amount of any previous month's Class A Interest Shortfall
     plus any Class A Additional Interest (Section 4.6(a))                                                     $     359,008    249
 250 Class B Monthly Interest plus the amount of any previous month's Class B Interest Shortfall
     plus any Class B Additional Interest (Section 4.6 (a))                                                    $      44,067    250
 251 Investor Monthly Servicing Fee due for the relevant Monthly Period (Section 4.6 (c))                      $     152,500    251
 252 Investor Monthly Servicing Fee due but not distributed to the Servicer for prior Monthly
     Periods (Section 4.6 (c))                                                                                 $          -     252
 253 Investor Default Amount (Section 4.6 (d))                                                                 $     239,622    253
 254 Unpaid Deposit Obligation (Section 4.6 (e))                                                               $          -     254
 255 Aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed
     (Section 4.6 (f))                                                                                         $          -     255

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
256 An amount equal to any unreimbursed reductions of the Class B Investor Amount, if any, due
    to (i) Reallocated Principal Collections and (ii) Class B Investor Charge-Offs (Section 4.6 (f))       $          -     256
257 An amount equal to any unreimbursed reductions of the Class C Investor Amount, if any, due
    to (i) Reallocated Principal Collections and (ii) Class C Investor Charge-Offs (Section 4.6 (f))       $          -     257
258 Excess, if any, of the Required Reserve Account Amount over the amount on deposit in the
    Reserve Account (Section 4.6 (g))                                                                      $          -     258
259 Class C Certificate Interest accrued and unpaid in respect of the portion of the Class C
    Investor Amount held by Persons other than the Servicer or its Affiliates (Section 4.6 (h))            $          -     259
260 Excess Spread                                                                                          $   1,007,116    260

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                                                Determination of Monthly Principal
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    During the Accumulation Period
261    Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the inclusion of amounts
       in line 262 below                                                                                  $           -     261
262    Amounts included in calculation of Excess Spread to be included in Collections of Principal
       Receivables (Section 4.6 (d),(e),(f))                                                              $           -     262
263    Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                           $           -     263

264 Controlled Deposit Amount                                                                             $           -     264
265    Controlled Deposit Amount for the relevant Monthly Period during the Accumulation Period           $           -     265
266    Deficit Controlled Deposit Amount for the preceding Monthly Period                                 $           -     266

267 Excess of the Monthly Total Principal Allocation over the Controlled Deposit Amount to be paid
    to the holder of the Exchangeable Transferor Certificate                                              $           -     267

268 Deficit Controlled Deposit Amount for the relevant Monthly Period                                     $           -     268

269 Total amount deposited to the Principal Account                                                       $           -     269

    During the Rapid Amortization Period
270    Monthly Total Principal Allocation (Section 4.4 (b)(ii)) prior to the inclusion of amounts
       in line 271 below                                                                                  $           -     270
271    Amounts included in calculation of Excess Spread to be included in Collections of Principal
       Receivables (Section 4.6 (d),(e),(f))                                                              $           -     271
272    Monthly Total Principal Allocation (Section 4.4 (b)(ii))                                           $           -     272

273 Lesser of the Monthly Total Principal Allocation and the Adjusted Investor Amount
    (Section 4.4 (c)(ii))                                                                                 $           -     273

274 Shared Principal Collections allocable to the Series 1998-1 Certificate (to the extent the
    Adjusted Investor Amount exceeds the balance of the Principal Account after giving effect to
    line 273)                                                                                             $           -     274

275 Total Amount deposited to the Principal Account                                                       $           -     275

276 Principal Account balance after deposit to Principal Account for relevant Monthly Period              $           -     276

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                         Reallocated Principal Collections
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277 Reallocated Principal Collections                                                                     $           -     277
278    Class C Reallocated Amount (to the extent needed to fund excess of Total Deficiency Amount
       over Investor Default Amount)                                                                      $           -     278
279    Class B Reallocated Amount (to the extent needed to fund excess of Total Deficiency Amount
       over Investor Default Amount)                                                                      $           -     279

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                  Total Deficiency Amount and Investor Charge-Offs
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
280 Monthly Finance Charge Allocation prior to allocation of Shared Finance Charge Collections            $    1,802,313       280

281 Total Monthly Payment                                                                                 $      795,197       281
282    Class A Certificate Interest                                                                       $      359,008       282
283    Class B Certificate Interest                                                                       $       44,067       283
284    Investor Monthly Servicing Fee                                                                     $      152,500       284
285    Investor Default Amount                                                                            $      239,622       285
286    Unpaid Deposit Obligation                                                                                      -        286

287 Total Deficiency Amount prior to allocation of Shared Finance Charge Collections
    (excess of line 281 over line 280)                                                                    $           -        287

288 Allocation of Shared Finance Charge Collections to Series 1998-1 during the Relevant Monthly Period   $           -        288
289    Total Deficiency Amount ("Shortfall") (Section 4.6)                                                $           -        289

290 Investor Charge-Offs                                                                                  $           -        290
291    Class C Investor Charge-Offs                                                                       $           -        291
292    Class B Investor Charge-Offs                                                                       $           -        292
293    Class A Investor Charge-Offs                                                                       $           -        293

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                           Reduction of Investor Amounts
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    Class A
294    Aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-offs
       reimbursed pursuant to Section 4.6 (f)                                                             $           -        294

    Class B
295    Aggregate amount of Class B Investor Charge-Offs over Class B Investor Charge-offs
       reimbursed pursuant to Section 4.6 (f)                                                             $           -        295
296    Aggregate amount of Class B Reallocated Amounts over Class B Reallocated Amounts reimbursed pursuant to subsection 4.6 (f) or allocated to the Class C Investor Amout
       pursuant to Section 4.11                                                                           $           -        296

    Class C
297    Aggregate amount of Class C Investor Charge-Offs over Class C Investor Charge-offs
       reimbursed pursuant to Section 4.6 (f)                                                             $           -        297
298    Aggregate amount of Class C Reallocated Amounts over Class C Reallocated Amounts
       reimbursed pursuant to subsection 4.6 (f)                                                          $           -        298

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                                    Pool Factors
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299 Class A Pool Factor                                                                                          100.00%       299
300 Class B Pool Factor                                                                                          100.00%       300
301 Class C Pool Factor                                                                                          100.00%       301

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                                  Reserve Account
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302 Required Reserve Account Amount ( if applicable)                                                               N/A         302
303 Reserve Account Reinvestment Rate (if applicable)                                                              N/A         303
304 Reserve Account balance                                                                               $           -        304


    IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of
    August, 1998.

    Proffitt's, Inc., as Servicer

    By  /s/ James S. Scully
      -------------------------------------
    Name:  James S. Scully
    Title: Vice President and Treasurer


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